Exhibit 10.56

Execution Version

AMENDMENT NO. 3 TO
REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 3 dated as of November 13, 2014 (this “Amendment”) to the Revolving Credit Agreement dated as of December 13, 2012 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”) among Spansion LLC, a Delaware limited liability company (the “Borrower”), Spansion Inc., a Delaware corporation (“Holdings”), Spansion Technology LLC, a Delaware limited liability company, the Lenders party thereto, Morgan Stanley Senior Funding, Inc. (“MSSF”), as Administrative Agent and Documentation Agent, Morgan Stanley Bank, N.A., as Swing Line Lender and Issuing Bank, Barclays Bank PLC (“Barclays”), as Collateral Agent, Silicon Valley Bank, as Issuing Bank and Syndication Agent, and MSSF and Barclays, as Joint Lead Arrangers and Joint Book Runners. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Credit Agreement as amended by this Amendment.

RECITALS:

The Borrower has requested an amendment of Exhibit C to the Credit Agreement on behalf of itself and the other Loan Parties, and the other parties hereto are willing, on and subject to the terms and conditions set forth herein, to effect such amendment.

Therefore, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendment of Exhibit C. Exhibit C to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit C attached hereto as Annex I.

Section 2 Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Holdings represents and warrants to each other party hereto that as of the date hereof with respect to itself and each other Loan Party:

(a)     The representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in the other Loan Documents are true and correct (or, in the case of any representation and warranty that is not by its express terms limited by a materiality or “Material Adverse Effect” exception or qualifier, true in all material respects) on and as of the date hereof (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty is true and correct as of such earlier date).

(b)     After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3 Effect of Amendment. (a) This Amendment constitutes the legal, valid and binding obligation of each Loan Party that is party hereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or equitable principles relating to enforceability.

(b)     Except as expressly set forth herein or in the Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement prior to giving effect to this Amendment or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(c)     Any reference to the Credit Agreement contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in the Credit Agreement or any other Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby and as further amended, modified, restated, supplemented or extended from time to time.

Section 4. Loan Document. This Amendment is a Loan Document pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

Section 5 Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its costs and reasonable out-of-pocket expenses (including counsel fees and disbursements) in connection with this Amendment.

Section 6. Successors and Assigns. This Amendment shall be binding upon and inure to the benefits of the parties hereto and their respective successors and assigns.

Section 7 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or pdf by email will be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Headings. Section headings herein are included for convenience of reference only and are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

Section 9. Severability. If any provision of this Amendment or any other Loan Document is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10. Entire Agreement. This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

Section 11 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

SPANSION LLC, a Delaware limited liability company, as Borrower

By:	/s/ Randy W. Furr
Name: Randy W. Furr
Title: Corporate EVP, CFO

SPANSION INC., a Delaware corporation, as a Guarantor

By:	/s/ Randy W. Furr
Name: Randy W. Furr
Title: Corporate EVP, CFP

SPANSION TECHNOLOGY LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Randy W. Furr
Name: Randy W. Furr
Title: Corporate EVP, CFO

MORGAN STANLEY Bank, N.A., as a Lender, Swing Line Lender and Issuing Bank

By:	/s/ Stephen B. King
Name: Stephen B. King
Title: Authorized Signatory

BARCLAYS BANK PLC, as a Lender and Collateral Agent

By:	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

Morgan Stanley Senior Funding, Inc., as Administrative Agent

By:	/s/ Stephen B. King
Name: Stephen B. King
Title: Vice President

Annex I

Exhibit C

FORM OF

COMPLIANCE CERTIFICATE

[To be Inserted]